Exhibit 7.1

     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of Insured Municipals Income Trust; Investors' Quality Tax-Exempt Trust, Multi-Series; Insured Municipals Income Trust, Insured Multi-Series; Insured Municipals Income Trust and Investors'
Quality Tax-Exempt Trust, Multi-Series; Insured Tax-Free Bond Trust; Insured Tax-Free Bond Trust, Insured Multi-Series; Investors' Corporate-Income Trust; Investors' Governmental Securities-Income Trust; International Bond Income Trust; Van Kampen Merritt Utility Income Trust; Van Kampen American Capital Utility Income Trust; Van Kampen Merritt Insured Income Trust; Van Kampen American Capital Insured Income Trust; Van Kampen Merritt Equity Opportunity Trust; Van Kampen American Capital Equity Opportunity Trust; Van Kampen Merritt Emerging Markets Income Trust; Van Kampen American Capital Emerging Markets Income Trust; and any unit investment trust sponsored by Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                             Power of Attorney

     Know All Men By These Presents, that the undersigned, director or officer of Van Kampen American Capital Distributors, Inc., a Delaware corporation, hereby constitutes and appoints James J. Boyne, Gina Costello, Scott E. Martin, Charles G. Millington, Ronald A. Nyberg and William R. Rybak, and each of them (with full power to each of them to act along) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests therein or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 3rd day of July, 1997.

                               Don  G. Powell


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of Insured Municipals Income Trust; Investors' Quality Tax-Exempt Trust, Multi-Series; Insured Municipals Income Trust, Insured Multi-Series; Insured Municipals Income Trust and Investors'
Quality Tax-Exempt Trust, Multi-Series; Insured Tax-Free Bond Trust; Insured Tax-Free Bond Trust, Insured Multi-Series; Investors' Corporate-Income Trust; Investors' Governmental Securities-Income Trust; International Bond Income Trust; Van Kampen Merritt Utility Income Trust; Van Kampen American Capital Utility Income Trust; Van Kampen Merritt Insured Income Trust; Van Kampen American Capital Insured Income Trust; Van Kampen Merritt Equity Opportunity Trust; Van Kampen American Capital Equity Opportunity Trust; Van Kampen Merritt Emerging Markets Income Trust; Van Kampen American Capital Emerging Markets Income Trust; and any unit investment trust sponsored by Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                             Power of Attorney

     Know All Men By These Presents, that the undersigned, director or officer of Van Kampen American Capital Distributors, Inc., a Delaware corporation, hereby constitutes and appoints James J. Boyne, Gina Costello, Scott E. Martin, Charles G. Millington, Ronald A. Nyberg and William R. Rybak, and each of them (with full power to each of them to act along) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests therein or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 7th day of July, 1997.

                                       William R. Rybak


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of Insured Municipals Income Trust; Investors' Quality Tax-Exempt Trust, Multi-Series; Insured Municipals Income Trust, Insured Multi-Series; Insured Municipals Income Trust and Investors'
Quality Tax-Exempt Trust, Multi-Series; Insured Tax-Free Bond Trust; Insured Tax-Free Bond Trust, Insured Multi-Series; Investors' Corporate-Income Trust; Investors' Governmental Securities-Income Trust; International Bond Income Trust; Van Kampen Merritt Utility Income Trust; Van Kampen American Capital Utility Income Trust; Van Kampen Merritt Insured Income Trust; Van Kampen American Capital Insured Income Trust; Van Kampen Merritt Equity Opportunity Trust; Van Kampen American Capital Equity Opportunity Trust; Van Kampen Merritt Emerging Markets Income Trust; Van Kampen American Capital Emerging Markets Income Trust; and any unit investment trust sponsored by Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                             Power of Attorney

     Know All Men By These Presents, that the undersigned, director or officer of Van Kampen American Capital Distributors, Inc., a Delaware corporation, hereby constitutes and appoints James J. Boyne, Gina Costello, Scott E. Martin, Charles G. Millington, Ronald A. Nyberg and William R. Rybak, and each of them (with full power to each of them to act along) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests therein or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 3rd day of July, 1997.

                                      Ronald A. Nyberg


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of Insured Municipals Income Trust; Investors' Quality Tax-Exempt Trust, Multi-Series; Insured Municipals Income Trust, Insured Multi-Series; Insured Municipals Income Trust and Investors'
Quality Tax-Exempt Trust, Multi-Series; Insured Tax-Free Bond Trust; Insured Tax-Free Bond Trust, Insured Multi-Series; Investors' Corporate-Income Trust; Investors' Governmental Securities-Income Trust; International Bond Income Trust; Van Kampen Merritt Utility Income Trust; Van Kampen American Capital Utility Income Trust; Van Kampen Merritt Insured Income Trust; Van Kampen American Capital Insured Income Trust; Van Kampen Merritt Equity Opportunity Trust; Van Kampen American Capital Equity Opportunity Trust; Van Kampen Merritt Emerging Markets Income Trust; Van Kampen American Capital Emerging Markets Income Trust; and any unit investment trust sponsored by Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

                             Power of Attorney

     Know All Men By These Presents, that the undersigned, director or officer of Van Kampen American Capital Distributors, Inc., a Delaware corporation, hereby constitutes and appoints James J. Boyne, Gina Costello, Scott E. Martin, Charles G. Millington, Ronald A. Nyberg and William R. Rybak, and each of them (with full power to each of them to act along) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Van Kampen American Capital Distributors, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests therein or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 3rd day of July, 1997.

                                       William R. Molinari